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                                                                  EXHIBIT 10.3.2
                  AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

  This AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT is made as of the 29th day of October, 1998 by and between GALLATIN RIVER COMMUNICATIONS, L.L.C., a Delaware limited liability company ("Buyer"), MADISON RIVER TELEPHONE COMPANY, L.L.C., a Delaware limited liability company ("Buyer Parent"), CENTRAL TELEPHONE COMPANY OF ILLINOIS, an Illinois corporation ("Seller"), and CENTEL CORPORATION, a Kansas corporation ("Seller Parent").

  WHEREAS, Buyer, Buyer Parent, Seller, and Seller Parent have entered into a certain Asset Purchase Agreement, dated as of April 21, 1998, and amended pursuant to Amendment No. 1 to Asset Purchase Agreement dated as of September 22, 1998, as amended the ("Asset Purchase Agreement"), pursuant to which Buyer has agreed to purchase, and Seller has agreed to sell, the Purchased Assets;

  WHEREAS, Buyer and Seller desire to make certain further amendments to the Asset Purchase Agreement.

NOW THEREFORE, in consideration of mutual warranties, representations, covenants, and agreements contained in the Asset Purchase Agreement and herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby agree as follows:

Section 1.  Amendments to Asset Purchase Agreement.
            --------------------------------------

       1.1  Accounts Payable.
            ----------------

       (a) Section 1.5(a) is hereby deleted in its entirety and the following substituted in lieu thereof:

            "(a) Accounts and trade payables and accrued and unpaid expenses of Seller as of the Closing Date relating to the Business or the Purchased Assets only to the extent: (i) the goods or services to which such payables relate are delivered after the Closing Date; (ii) not described in Section 1.6; or (iii) with respect to accrued (but not due) property taxes, related to periods prior to the Closing (collectively the "Assumed Payables")."

       (b) The following provision is hereby added as Section 1.6(h) of the Asset Purchase Agreement:

            "(h) Accounts and trade payables and accrued and unpaid expenses which relate to goods or services received by Seller prior to the Closing Date."

1.2    Accounts Receivable.
       -------------------
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     (a) The definition of "Accounts Receivable" in Section 13.1 is hereby deleted in its entirety and the following substituted in lieu thereof:

     "Accounts Receivable" means (i) all accounts receivable from active end user customers billed through Seller's customer record and billing system
     (CRB), which are receivable as a result of goods sold or services provided, or billed for, by Seller in connection with the Business, and (ii) accounts receivable from business customers billed in connection with the Business through Seller's miscellaneous billing system (MBS) and recorded in the ordinary course of business consistent with past practices in the "CPE Sales via MBS" account, other than Excluded Accounts Receivable; provided that, for purposes of determining the value to be used in the Adjustment Statement and the Pro Forma Adjustment Statement for such Accounts Receivable, the value shall be net of an allowance for doubtful accounts (which allowance is calculated with respect to the accounts included in Accounts Receivable consistent with past practice and in accordance with GAAP (which practice, in the case of CRB only, is generally described on Schedule 13. 1 (a)). The above-referenced systems (CRB and MBS) are the only customer record and billing systems employed by Seller and or its Affiliates with respect to accounts receivable of the Business other than Excluded Accounts Receivable. The foregoing definition of Accounts Receivable is the basis for the calculation of "Accounts Receivable" in the Pro Forma Adjustment Statement and shall be the basis for the calculation of "Accounts Receivable" in the Adjustment Statement."

     (b) The definition of "Excluded Accounts Receivable" in Section 13.1 is hereby deleted in its entirety and the following substituted in lieu thereof:

     "Excluded Accounts Receivable" means all accounts receivable, trade receivables, notes receivables and other receivables, other than (i) accounts receivable from active end user customers billed through Seller's customer record and billing system (CRB) and (ii) accounts receivable from business customers billed in connection with the Business through Seller's miscellaneous billing system (MBS) and recorded in the ordinary course of business consistent with past practices in the "CPE Sales via MBS" account, including receivables (i) set forth on Schedule 13.1(c), (ii) owed by customers of Seller for the receipt of local wireline telecommunication services from Seller who on or prior to the Closing Date have had their services discontinued or disconnected by Seller, (iii) resulting from Excluded Contracts or Multi-Location Equipment Contracts, (iv) owed with respect to pay station dial-around calls, (v) owed by an Affiliate of Seller, or (vi) owed by interexchange carriers or connection companies."

     (c) Schedule 13.1(c) is hereby deleted in its entirety and replaced by the
Schedule 13.1(c) attached to this Amendment No. 2.

1.3  CAMS License, Handheld Units.
     ----------------------------
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        (a)  The following provision is added as Section 1.2(s) to the Asset
Purchase Agreement:

             "(s) All right, title and interest of Seller in and to the Equipment listed on Schedule 1.2(s)."

        (b) The following provision is added as Section 8.2(j) to the Asset Purchase Agreement:

             "(j)  The Software License Agreement in the form annexed hereto as
                Exhibit X (the "Software License Agreement"), executed by the Licensor thereunder."

        (c) The following provision is added as Section 8.3(k) to the Asset Purchase Agreement:

             "(k)  The Software License Agreement exe Licensee thereunder."

Section 2. Miscellaneous.
           -------------

        2.1  Definitions. Capitalized terms used in this Agreement and not
             -----------
otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

        2.2  Full Force and Effect. All provisions of the Asset Purchase
             ---------------------
Agreement not specifically affected by this Amendment shall remain in full force and effect without alteration or modification.

        2.3  Counterparts. This Amendment may be executed in counterparts, each
             ------------
of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 2. Miscellaneous.
           -------------

        2.1  Definitions. Capitalized terms used in this Agreement and not
             -----------
otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

        2.2  Full Force and Effect. All provisions of the Asset Purchase
             ---------------------
Agreement not specifically affected by this Amendment shall remain in full force and effect without alteration or modification.

        2.3  Counterparts. This Amendment may be executed in counterparts, each
             ------------
of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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    IN WITNESS WHEREOF, the parties have signed this Amendment as of the date first written above.

                              CENTEL CORPORATION


                              By:    DON A. JENSEN
                                  ---------------------------------------
                                     Don A. Jensen, Vice President and
                                     Secretary


                              CENTRAL TELEPHONE COMPANY OF
                              ILLINOIS


                              By:    RICHARD D. MCRAE
                                  -----------------------------------------
                                     Richard D. McRae, Vice President AND
                                     Financial Support


                              MADISON RIVER TELEPHONE
                              COMPANY, LLC


                              By:    J. STEPHEN VANDERWOUDE
                                  ----------------------------------------
                              Name:  J. Stephen Vanderwoude
                              Title: Chairman & Chief Executive Officer


                              GALLATIN RIVER COMMUNICATIONS L.L.C.


                              By:    PAUL H. SUNU
                                  ------------------------------------------
                              Name:  Paul Sunu
                              Title: Executive Vice President